UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

EngageSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40835	83-2785225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Braintree Hill Office Park Suite 101 Braintree, Massachusetts		02184
(Address of Principal Executive Offices)		(Zip Code)

(781) 848-3733

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	ESMT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, the Board of Directors (the “Board”) of EngageSmart, Inc. (the “Company”) appointed Patrick Donovan as the Company’s Chief Accounting Officer, effective April 1, 2023 (the “Effective Date”). In his new role, Mr. Donovan will serve as the Company’s principal accounting officer. The Company’s Chief Financial Officer, Cassandra Hudson, who previously served as both principal financial officer and principal accounting officer, will continue serving as the Company’s principal financial officer.

Mr. Donovan, age 35, served as the Company’s Vice President of Accounting from April 2021 to March 2023. Previously, Mr. Donovan served as the Company’s Director of Finance from January 2021 to April 2021. Prior to joining the Company, Mr. Donovan held various roles in the assurance and transaction services practices sector at Ernst & Young LLP, including Senior Manager, Strategy and Transactions from October 2018 to December 2020, Manager, Transaction Advisory Services from December 2016 to September 2018, Assurance Manager from October 2014 to December 2016, and Senior Audit Associate from September 2010 to September 2014. Mr. Donovan holds a B.S. Corporate Finance and Accounting and M.S. in Accounting from Bentley University and is a Certified Public Accountant in Massachusetts.

In connection with his appointment, Mr. Donovan entered into an employment promotion letter (the "Letter”) with the Company. Pursuant to the Letter, Mr. Donovan is entitled to receive an annual base salary of $300,000. He is also eligible to participate in the Company’s annual performance bonus plan, where his target annual bonus is equal to 30% of his base salary. In addition, subject to Board or Compensation Committee approval, Mr. Donovan will be eligible to receive a restricted stock unit award (the "RSUs") under the Company’s 2021 Incentive Award Plan valued at $350,000 at grant, with the number of shares underlying such RSU determined using the 60 consecutive trading day average closing price prior to the date of grant. The RSU will vest as to 25% of the shares underlying the RSU award on the first anniversary of the vesting commencement date of April 1, 2023 and in ratable quarterly installments thereafter, subject to Mr. Donovan’s continued service through the applicable vesting dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EngageSmart, Inc.

Date: April 4, 2023	By:	/s/ Cassandra Hudson
	Name:	Cassandra Hudson
	Title:	Chief Financial Officer